Securian AM Balanced Stabilization Fund

Class A Shares –VVMAX

Institutional Class Shares – VVMIX

Securian AM Equity Stabilization Fund

Class A Shares – VMEAX

Institutional Class Shares – VMEIX

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated January 25, 2023 to the Prospectus, Summary Prospectuses

and Statement of Additional Information (“SAI”), each dated January 1, 2023.

The Board of Trustees of the Trust has approved a Plan of Liquidation for each of the Securian AM Balanced Stabilization Fund and the Securian AM Equity Stabilization Fund (each a “Fund”, together, the “Funds”). Each Plan of Liquidation authorizes the termination, liquidation and dissolution of the respective Fund. In order to perform such liquidation, effective immediately each Fund is closed to all new investment.

Each Fund will be liquidated on or about February 27, 2023 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the respective Fund, in complete redemption and cancellation of the respective Fund’s shares held by the shareholder, and each Fund will be dissolved.

In anticipation of the liquidation of each Fund, Securian Asset Management, Inc., the Funds’ sub-advisor, may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Funds at 1-800-207-7108 if you have any questions or need assistance.

Please file this Supplement with your records.